MASSMUTUAL SELECT FUNDS

Supplement dated May 25, 2010 to the

Prospectus dated April 1, 2010

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

The following information pertains to the Emerging Growth Fund:

Effective May 21, 2010 (the “Termination Date”), the Emerging Growth Fund was dissolved pursuant to a Plan of Liquidation and Termination approved by the Board of Trustees of the Fund. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

The following information supplements information found in the section titled About the Classes of Shares:

All classes of each Fund may not be available in every state. Currently, only Class A shares of each Fund are available in New Hampshire, Nebraska, and Oklahoma.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-10-02